UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2011

Power Integrations, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices)

(408) 414-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 5, 2011, Power Integrations International, Ltd., a wholly owned subsidiary of Power Integrations, Inc., a Delaware corporation, and Seiko Epson Corporation, a Japanese corporation (“Epson”), entered into Amendment Number Two (“Amendment Number Two”) to the Wafer Supply Agreement, as amended (the “Agreement”), which extends the expiration date of the Agreement to December 31, 2020. After a certain period, Epson may terminate the Agreement without cause. Amendment Number Two also amends the foundry capacity, foundry forecast and pricing terms of the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/S/ SANDEEP NAYYAR
Name:	Sandeep Nayyar
Title:	Chief Financial Officer

Dated: January 10, 2011